SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d)of the
                      Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):
                              February 6, 2001


                        NORFOLK SOUTHERN CORPORATION
             (Exact name of registrant as specified in charter)


          Virginia                  1-8339               52-1188014
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)


Three Commercial Place, Norfolk, Virginia        23510-9241
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (757) 629-2680


                               Not Applicable
       (Former name or former address, if changed since last report)




Item 5.  Other Events.

            On February 6, 2001, Registrant announced that it had closed that day the sale of $300 million aggregate principal amount of its 6 3/4% Senior Notes due in 2011 and $700 million aggregate principal amount of its 7 1/4% Senior Notes due in 2031.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.       Exhibit Description
-----------       -------------------
    99            Copy of the press release issued by Registrant on
                  February 6, 2001.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORFOLK SOUTHERN CORPORATION
                                                  (Registrant)


                                          /s/ Dezora M. Martin
                                          ----------------------------
                                          Name:  Dezora M. Martin
                                          Title: Corporate Secretary

Date:  February 6, 2001






                               EXHIBIT INDEX

 Exhibit
 Number       Description
 --------     ---------------

    99 Copy of the press release issued by Registrant on February 6, 2001.